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                                                                  EXHIBIT 10(ee)

                              RIVIERA TOOL COMPANY

                                 CODE OF ETHICS

INTRODUCTION

The Senior Financial Officers of Riviera Tool Company (the "Company") and members of the Company's Finance Department ("Finance Members") hold an important and elevated role in corporate governance, Senior Financial Officers and Finance Members are vested with both the responsibility and authority to protect, balance, and preserve the interests of all stakeholders, including shareholders, clients, employees, suppliers, and citizens of the communities in which business is conducted. Senior Financial Officers and Finance Members fulfill this responsibility by prescribing, enforcing, and adhering to the Code of Ethics (the "Code").

PURPOSE

To establish and document the principles that Senior Financial Officers and Finance Members are expected to adhere to and advocate.

POLICY

It is the Company's policy for its Senior Financial Officers and Finance Members to promote and follow a code of ethics that ensures all stakeholders' interest are appropriate balanced, protected and preserved.

RESPONSIBILITIES

It is the responsibility of the Senior Financial Officers and Finance Members to abide by this Code, as well as, any other applicable Company policies or guidelines. Any violation of this Code may result in disciplinary action, up to and including immediate termination.

PROCEDURES

     I.   Honest and Ethical Conduct

          Senior Financial Officers and Finance Members will:

               - Act with honesty and integrity, avoiding actual or apparent conflicts of interest in personal and professional relationships.

               - Act in good faith, responsibly, with due care, competence and diligence, without misrepresenting material facts or allowing one's independent judgment to be subordinated.

               - Not use confidential information acquired in the course of one's work for personal advantage.

               - Proactively promote and be an example of ethical behavior as a responsible partner among peers, in the work environment and the community.

     Senior Financial Officers and Finance Members will exhibit and promote the highest standards of honest and ethical conduct through the establishment and operation of policies and procedures that:

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               -    Encourage and reward professional integrity in all aspects of the financial organization, by eliminating inhibitions and barriers to responsible behavior, such as coercion, fear of reprisal, or alienation from the Finance Department or the Company itself.

               - Prohibit and eliminate the appearance or occurrence of conflicts between what is in the best interest of the Company and what could result in material personal gain.

               - Provide and adhere to a mechanism for members of the Finance Department to inform senior management of deviations in practice from policies and procedures governing honest and ethical behavior.

               - Demonstrate their personal support for such policies and procedures through periodic communication reinforcing these ethical standards throughout the finance department.

     II.  Financial Records and Periodic Reports

          Senior Financial Officers and Finance Members will establish and manage the Company's transactions and reporting systems and procedures to ensure that:

               - Business transactions are properly authorized and completely and accurately recorded on the Company's books and records in accordance with Generally Accepted Accounting Principles
                    (GAAP) and established company financial policy.

               - Periodic financial communications and reports will be delivered in a manner that facilitates the highest degree of clarity of content and meaning so that readers and users will quickly and accurately determine their significance and consequence.

          Senior Financial Officers and Finance Members will:

               - Provide stakeholders with information that is accurate, complete, objective, relevant, timely and understandable.

               - Achieve responsible use of and control over all assets and resources employed or entrusted.

               - Share knowledge and maintain skills important and relevant to stakeholders' needs.

     III. Compliance with Applicable Laws, Rules and Regulations

          Senior Financial Officers and Finance Members will establish and maintain mechanisms to:

               - Educate members of the Finance Department about any federal, state or local statute, regulation or administrative procedure that affects the operation of the Finance Department and the Company generally.

               - Monitor the compliance of the Finance Department with any applicable federal, state or local statute, regulation or administrative rule

               - Identify, report and correct in a swift and certain manner, any detected deviations from applicable federal, state or local statute or regulation.

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               -    Comply with rules and regulations of federal, state and
                    local governments, and other appropriate private and public regulatory agencies.

RESPECT THE CONFIDENTIALITY OF INFORMATION ACQUIRED IN THE COURSE OF ONE'S WORK EXCEPT WHEN AUTHORIZED OR OTHERWISE LEGALLY OBLIGATED TO DISCLOSE.